UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 19, 2008

Date of Report (Date of earliest event reported)

 LIONS PETROLEUM INC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30285 (Commission File Number)	N/A (IRS Employer Identification No.)
93 S. Jackson St. Seattle. WA (Address of principal executive offices)		98104-2818 (Zip Code)

Registrant=s telephone number, including area code   (720) 359-1604

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers;  Compensatory Arrangements of Certain Officers

On December 19, 2008, the Board of Directors of Lions Petroleum, Inc. (the “Company”) announced that Gordon L. Wiltse is no longer acting as President, CEO, CFO, Secretary and Director of the Company.

Dale M. Paulson, who currently serves as a director of the Company,  has been appointed as interim President, Secretary, CEO and CFO of Lions Petroleum

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             LIONS PETROLEUM INC.

                             (Registrant)

Date: December 19, 2008

By: /s/ Dale Paulson

                                      (Signature) *

                                                       Dale Paulson

                                                       President

*Print name and title of signing officer under signature)